UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2018 (February 22, 2018)

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On February 22, 2018, Boston Omaha Corporation, a Delaware corporation (the “Company”) announced the entry into a Class A Common Stock Purchase Agreement dated as of the same date (the “Purchase Agreement”) among the Company and certain purchasers thereto (collectively, the “Purchasers”), relating to the issuance and sale to the Purchasers of up to $150,000,000 of the Company’s unregistered Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”). All shares will be sold at $23.30, a slight premium to the $23.29 closing price of the Class A Common Stock on the NASDAQ Capital Market, as reported by NASDAQ on February 22, 2018.  3,300,000 shares will be issued in the initial closing, which is expected to occur within the next 10-15 days, subject to certain customary closing conditions, and the remaining 3,137,768 shares are expected to be issued following expiration of any potentially applicable regulatory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and the authorization of an increase to the number of the Company’s authorized shares of Class A Common Stock by the Company’s shareholders at a special meeting of shareholders scheduled to be held on May 4, 2018. The subsequent closing is expected to close in May 2018.

The Purchasers consist of three limited partnerships, two of which are managed by The Magnolia Group, LLC as their general partner. Boulderado Group, LLC serves as the general partner of the third partnership.  The shares to be purchased under this private placement are exclusive of shares of Class A Common Stock and the Company’s Class B Common Stock owned by different investment partnerships managed by Magnolia Group, LLC and Boulderado Group, LLC, which share ownership remains unchanged.  The Purchase Agreement was approved by an independent special committee of the Company’s Board of Directors with the advice of independent legal counsel and an independent investment banking firm which provided a fairness opinion to the special committee.

The Company has granted the Purchasers registration rights commencing three years after the initial closing, as well as customary piggyback registration rights pursuant to the terms of a registration rights agreement, a form of which is attached as Annex I to the Purchase Agreement.

Additionally, the Company has granted to two of the Purchasers a board observer right, whereby the Purchasers may send up to two representatives to attend, in a nonvoting observer capacity, all regular, special or telephonic meetings of the Company’s Board of Directors and any committee thereof pursuant to the terms of a letter agreement, which is attached as Annex II to the Purchase Agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information contained in Item 1.01 is incorporated herein by reference.

As described in Item 1.01, under the terms of the Purchase Agreement, the Company has agreed to issue shares of Class A Common Stock to the Purchasers. This issuance and sale will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. The Purchasers represented to the Company that they each are an “accredited investor” as defined in in Rule 501 of the Securities Act and that the shares of Class A Common Stock are being acquired for investment purposes without intention for any distribution thereof, and appropriate legends will be affixed to any certificates evidencing the shares of Class A Common Stock sold under the Purchase Agreement.  The limited partners of the Purchasers have a substantive pre-existing relationship with the Company’s senior management team.

ITEM 8.01	OTHER EVENTS

On February 22, 2018 the Company issued a press release entitled “Boston Omaha Corporation Announces Private Placement of Up to $150 Million of Class A Common Stock.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

                This communication contains forward-looking statements. Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “believe,” “will,” “should,” “would,” “could” and words of similar meaning. Statements regarding the investment by the Purchasers and statements that do not relate to historical or current fact, are examples of forward-looking statements. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including factors relating to the successful closing of the investment by the Purchasers and achievement of its potential benefits. Further information on risks and uncertainties affecting the Company’s business are described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 24, 2017, and amended on April 5, 2017 and in any of the Company’s subsequently filed Form 10-Qs. Any forward-looking statement speaks only as of the date which it is made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)                      Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Class A Common Stock Purchase Agreement, dated February 22, 2018, among Boston Omaha Corporation and the Purchasers named therein.

99.1	Press release, dated February 22, 2018, titled “Boston Omaha Corporation Announces Private Placement of Up to $150 Million of Class A Common Stock.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

Date: February 26, 2018	By:	/s/ Alex B. Rozek
Alex B. Rozek, Co-Chief Executive Officer

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